FREEPORT-McMoRAN COPPER & GOLD

DAHLMAN ROSE & CO.

Global Metals, Mining & Materials Conference

"Copper Dynamics: Turning Brownfields Into Greenfields"

James R. Moffett
Chairman of the Board

PROVEN PERFORMANCE
SHINING FUTURE

November 17, 2010

www.fcx.com

FCX LISTED NYSE

FREEPORT-MCMORAN COPPER & GOLD

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements in which we discuss factors we believe may affect our potential performance in the future. Forward-looking statements are all statements other than statements of historical facts, such as statements regarding projected ore grades and milling rates, projected production and sales volumes, projected unit net cash costs, projected operating cash flows, projected capital expenditures, the impact of copper, gold, molybdenum and cobalt price changes, reserve estimates, anticipated closing of the investment in McMoRan Exploration Co., potential prepayments of debt, projected EBITDA, future dividend payments and potential share purchases. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "intends," "likely," "will," "should," "to be" and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration and payment of dividends is at the discretion of the Company's Board of Directors and will depend on the Company's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board. This presentation also includes forward-looking statements regarding mineralized material not included in reserves. The mineralized material described in this presentation will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material not included in reserves will become proven and probable reserves.

In making any forward-looking statements, the person making them believes that the expectations are based on reasonable assumptions. We caution readers that those statements are not guarantees of future performance and our actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause our future results to differ from results anticipated by forward-looking statements include commodity prices, mine sequencing, production rates, industry risks, regulatory changes, political risks, potential effects of violence in Indonesia, documentation of the outcome of the contract review process and the resolution of administrative disputes in the Democratic Republic of Congo, risks related to the investment in McMoRan Exploration Co., weather-related risks, labor relations, environmental risks, litigation results, currency translation risks and other factors described in more detail under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2009, filed with the Securities and Exchange Commission (SEC).

Investors are cautioned that many of the assumptions on which our forward-looking statements are based are likely to change after our forward-looking statements are made, including for example commodity prices, which we cannot control, and production volumes and costs, some aspects of which we may or may not be able to control. Further, during the quarter, we may make changes to our business plans that could or will affect our results for the quarter. We caution investors that we do not intend to update our forward-looking statements more frequently than quarterly, notwithstanding any changes in our assumptions, changes in our business plans, our actual experience, or other changes, and we undertake no obligation to update any forward-looking statements.

The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Beginning with year-end reserves for 2009, the SEC permits oil and gas companies, in their filings with the SEC, to disclose probable and possible reserves, as such terms are defined by the SEC. We use certain phrases and terms in this presentation, such as "gross unrisked potential" and "reserve potential," which the SEC's guidelines prohibit us from including in filings with the SEC. "Gross unrisked potential" and "reserve potential" do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. We urge you to consider closely the disclosure of proved reserves included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2009.

Proven Performance, Shining Future

Investment Highlights


PROVEN PERFORMANCE
SHINING FUTURE

- **Premier Copper, Gold & Molybdenum Producer**
- **Long-Lived Reserves with Growth Options**
- **Flexible Operating Structure**
- **Geographically Diverse**
- ***Significant Exploration Potential***
- **Strong Financial Position**
- **Experienced Team**

World Class Copper Discoveries Are Extremely Rare

Recoverable Copper Reserves


Million metric tons
0
5
10
15
20
25
Grasberg Complex - 1988
KGHM Polish Copper - 1957
Escondida - 1979
Collahuasi - 1979
El Teniente - 1910
Cananea - 1926
Oyu Togloi - 1997
Chuquicamata - 1910
Andina - 1865
Los Pelambres - 1996

2010e Copper Production


Thousand metric tons
0
200
400
600
800
1,000
1,200
Escondida - 1979
Chuquicamata - 1910
Grasberg Complex - 1988
Collahuasi - 1979
Los Pelambres - 1996
El Teniente - 1910
Norilsk - 1935
Cerro Verde - 1860s
Antamina - 1996
Batu Hijau - 1990

Source: Brook Hunt

e=estimate

Grasberg Case Study

Indonesia
Reserve Growth = Expanded Production


Copper
billion lbs
60
50
40
30
20
10
0
2
1
0
Grasberg Discovered
Reserves
Production
1973
1976
1979
1982
1985
1988
1991
1994
1997
2000
2003
2006
2009


Gold
million ozs
70
60
50
40
30
20
10
0
3
2
1
0
Grasberg Discovered
Reserves
Production
1973
1976
1979
1982
1985
1988
1991
1994
1997
2000
2003
2006
2009

Note: aggregate reserves and production

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COPPER & GOLD

Grasberg Development & Expansion



"We quickly developed a pit plan. … We also began studying the possibility for further expansions, so that we would be prepared if our geologists found more reserves – as we fully expected they would." **1989**





250
200
150
100
50
0
000's t/d
Expansion
Expansion
Expansion
Expansion
Grasberg Discovered
Mill Rate
1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009













Exploration Results Driving Future Growth

- Significantly Increased Exploration Activities on Phelps Dodge Properties Following Merger in 2007
- Invested ~$550 MM on Exploration Since Merger, Principally Focused on Existing Mineral Districts
- Drilled Over 1.6 MM Meters in Core Holes
- Results Confirmed Initial View of Significant Future Potential from Sulfide Mineralization
- Added 23 bn lbs of Copper Reserves Since Merger Through YE 2009 – Nearly 2x Production
- Potential to Add ~20 bn lbs* in 2010

** Based on a long-term average copper price of $2.00/lb. Estimates of proven and probable reserves for 12/31/10 are being completed and will be reported in January 2011. See Cautionary Statement.*

Copper Reserves & Mineralized Material

as of 12/31/09

Copper Reserves by Geographical Region

104 Bn lbs [(a)]


North America 26%
South America 33%
Indonesia 33%
8%
Africa

Mineralized Material by Geographical Region

122 Bn Incremental lbs [(b)]


North America 58%
Indonesia 17%
10%
South America 15%
Africa

(a) *recoverable proven and probable copper reserves were estimated using a long-term average copper price of $1.60/lb; 83 billion pounds net to FCX's interest*

(b) *contained copper; consolidated copper resources using a long-term copper price of $2.00/lb.* ***Mineralized Material is not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material will become proven and probable reserves. See Cautionary Statement.***

Significant Reserve Additions

Recent Reserve Additions

23 billion lbs copper
Since Merger through 12/31/09 (1)


Candelaria/Ojos
Cerro Verde
Bagdad
Morenci
Sierrita
Tenke

Potential 2010 Reserve Additions

~20 billion lbs copper (2)


Morenci
Sierrita
Bagdad
Cerro Verde
Chino
Balance

(1) Proven and probable reserves as of 12/31/09 totaled 104 bn lbs. and were based on long-term average copper price of $1.60/lb.
(2) Based on a long-term average copper price of $2.00/lb. Estimates of proven and probable reserves for 12/31/10 are being completed and will be reported in January 2011.

See Cautionary Statement.

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Defining the Sulfide Potential


Oxide
Sulfide


Leached/
Oxide Capping
Chalcocite
Chalcopyrite
Porphyritic
Intrusions

Expanding Footprints – Cerro Verde Example


Cerro Verde
Bridge
Santa Rosa Pit
Cerro Verde Pit


Plan View
Cerro Verde Pit
Santa Rosa Pit
Bridge


Bridge
Santa Rosa
Cerro Verde
Cu Mineralization

Cerro Verde Brownfield Opportunities



Primary Crusher
2009 Mineralized Material Cone
2009 Reserve Pit
2006 Reserve Pit
Cerro Verde Pit
"Bridge"
Santa Rosa Pit
Leach Pad
N
1 km

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Cerro Verde X-Section

Significant Intercepts


E
1 km
W
Santa Rosa Pit
Cerro Verde Pit
1080 meters
0.57% Cu &
0.046% Mo
435 meters
0.69% Cu&
0.021% Mo
945 meters
0.67% Cu &
0.062% Mo
2006 Reserve Pit
2009 Reserve Pit
2009 Mineralized Material Cone
Cu %
>=0
>=0.2
>=0.35
>=0.5
>=0.8
>=1.0
Plan View
Cerro Verde Pit
"Bridge"
Santa Rosa Pit
N

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Morenci Brownfield Opportunities


2009 Mineralized Material Cone
2009 Reserve Pit
2006 Reserve Pit
Garfield
Stockpile
N
Coronado
Western Copper
Morenci
Crusher
1 km

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Morenci X-Section

Significant Intercepts


SW
NE
Morenci
Western Copper
Garfield
2006/2009 Reserve Pit
2009 Mineralized Material Cone
844 meters 0.42% Cu & 0.030% Mo
497 meters 0.52% Cu & 0.046% Mo
Cu %
>=0
>=0.1
>=0.2
>=0.3
>=0.5
>=0.6
>=0.8
Plan View
N
Garfield
Coronado
Western Copper
Morenci

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El Abra X-Section

Significant Intercepts


W
E
2006/2009 Reserve Pit
2009 Mineralized Material Cone
Cu %
>=0
>=0.1
>=0.2
>=0.3
>=0.4
>=0.6
>=0.8
>=1.0
675 meters 0.65% Cu
855 meters 0.62% Cu
990 meters 0.68% Cu
625 meters 0.64% Cu
Plan View
N

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Papua Opportunities

- Drill programs adjacent to existing ore bodies as well as in highly prospective exploration areas outside current operations
- Opportunities to add to reserves in Indonesia



Block A
N



Pacific Ocean
Banda Sea
Grasberg
Papua, Indonesia
Papua New Guinea
Arafura Sea

Tenke Fungurume
Sulfides Exploration Potential Greater than Oxides

- *600 square mile concession*
- *Resource potential is multiples of existing reserves*
- *Future exploration is required to define the resource*



Geology of Central Camp & Greater Pumpi



Mines series target host lithology
Total strike length: 154 km

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Climax Molybdenum



Bartlett Mountain
2006 Reserve Pit
2009 MM Cone
New Mill
2009 Reserve Pit
Ceresco Ridge
N
0
1 km

Exploration Drives the Mine Plan

FCX Brownfield Exploration Results = Greenfield Expansion Opportunities

RESERVE ADDITIONS → EXPANSION OPPORTUNITIES → VOLUME GROWTH → CASH FLOWS

New Copper Sources


SA Potential Projects
0.85
Tenke Expansions
0.25
0.1
NA Incremental
0.5
NA Potential Projects

1.7 billion lbs Cu Annually

MMR Ultra-Deep Focus Areas on the Shelf of Gulf of Mexico

Generated 15 Prospects on Large Structures on Shelf with Ties to the Deepwater.


Play Location Map
Fold Belt, Sub-Salt, & Treasure Island
MMR Ultra-Deep Focus Areas Wilcox/Tuscaloosa
MMR Ultra-Deep Focus Areas Miocene/Wilcox
Industry Data Points in Deepwater
MMR Wilcox/Tuscaloosa Play
MMR Miocene/Wilcox Play
Deepwater Lower/Middle Miocene Trend
Deepwater Eocene/Paleocene (Wilcox)
McMoRan Acreage
STATE
FEDERAL
Flatrock Fld
Davy Jones
Blueberry Hill
Lafitte
Blackbeard West
Blackbeard East
HP 253
Shiloh
Vicksburg
Hickory
Tubular Bells
Mars/Ursa
Thunderhorse
Europa
Champlain
Sturgis
Conger
Baldpate
Llano
Knotty Head
K2 North
Neptune
Friesian
Tahiti
K2
Caesar
Maddog
Ticonderoga
Heidelberg
Puma
Atlantis
Shenandoah
Big Foot
Cascade
Tiber
Kaskida
Stones
Chinook
St. Malo
Jack
Buckskin
Hadrian
Great White
Trident
Baha
El Dorado Complex
Joseph
7/10

Unrisked Potential for Ultra-Deep Focus Area: 30+ Tcfe Gross, 14+ Tcfe Net*
Gross Potential Could Exceed 100 Tcfe

*Assumes MMR has rights to 48% NRI; actual WI & NRI are pending unitization and parties' participation on a per prospect basis

NOTE: MMR uses certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit it from including in filings with the SEC. See Cautionary Statement.

Conceptual Model - Ultra-Deep Play

MMR Broadly Recognized as Industry Leader in This New Exploration Frontier


N
Regional Conceptual Model - Ultra-Deep Play
ONSHORE to SHELF to DEEPWATER
S
False River
JP Jones
Flatrock
Davy Jones
Blackbeard / Lafitte
Shenandoah
Kaskida / Tiber
Tahiti / Maddog
Jack / Cascade
Onshore
La State
GOM OCS
Shelf
Deepwater
SHELF
DEEPWATER
PLIO-PLEISTOCENE
UPPER MIOCENE
MIDDLE MIOCENE
SALT
OLIGOCENE
EOCENE/PALEOCENE
UPPER CRETACEOUS
(Wilcox)
(TUSCALOOSA)
LOWER MIOCENE
EOCENE / PALEOCENE (Wilcox)
MESOZOIC
35,000'
LOWER MIOCENE
EOCENE/PALEOCENE

Data received to date from Davy Jones/Blackbeard West & East confirm MMR's original geologic modeling, which correlates the objective sections on the Shelf below the salt weld in the Miocene and older age sections to those productive sections seen in deepwater discoveries by other industry participants.

Davy Jones 3-D Image


Shallow Production
Middle Miocene
(Y Sand)
12000' Average
Lower Miocene
(Gyro)
17000'-23800'
Davy
Jones
John Paul
Jones
Top of Eocene
24700'-32500'